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                                                                  Exhibit 24.2

                            TAMPA ELECTRIC COMPANY
                 Transcript from Records of Board of Directors
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                              January 16, 2002
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              RESOLVED, that the preparation and filing with the Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Company, with the advice of counsel, deem necessary, advisable or appropriate (the "10-K"), are hereby authorized and approved; that the Chief Executive Officer, the President and any Vice President of the Company be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Company to execute the 10-K and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the 10-K through or by R. D. Fagan, G. L. Gillette or D. E. Schwartz, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Company's general counsel.

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         I, D. E. Schwartz, hereby certify that I am Secretary of Tampa Electric
Company, a Florida corporation (the "Company"), and set forth above is a true and correct copy of certain resolutions from the minutes of the meeting of the Board of Directors of the Company convened and held on January 16, 2002, at which meeting a quorum for the transaction of business was present and acting throughout.
         I further certify that the resolutions set forth above have not been altered, amended or rescinded and that the same are now in full force and effect.

         EXECUTED this 13th day of March, 2002.

                                                        /s/ D. E. Schwartz
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                                                             Secretary
                                                      TAMPA ELECTRIC COMPANY

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